                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 19, 2000

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

         New York                  333-05271                13-3728743
--------------------      ---------------------------   ------------------------
   (State or other          (Commission File Number)     (IRS Employer
   jurisdiction                                          Identification No.)
   of incorporation)


                  380 Madison Avenue, New York              10017-2951
                  ----------------------------------------  ----------
                  (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510


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Item 5. Other Events:


      On or about 7/17/2000, 7/18/2000 and 6/19/2000, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2, Series 1999-1, Series 1999-2,
Series 2000-1 and Series 2000-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

      Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.



Item 7(c).  Exhibits

            Exhibits          Description
            ----------        ---------------

            20.1 Monthly Reports with respect to the July 17, 18 and 19, 2000 distribution




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 28, 2000

                                    THE CHASE MANHATTAN BANK, As Paying Agent, on behalf of Chase Commercial Mortgage Securities Corp.


                                    By:  /s/ Martin A. Friedman
                                    -----------------------------------
                                    Name:  Martin A. Friedman
                                    Title: Vice President



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                                      INDEX TO EXHIBITS
                                      ----------------------------

Exhibit No.                           Description
---------------                       -----------------
20.1                                  Monthly Reports with respect to the
                                      distribution to certificateholders
                                      on July 17, 18 and 19, 2000.